LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln Hedged S&P 500 Conservative Fund

Supplement dated June 21, 2024 to the Summary and Statutory Prospectuses Dated May 17, 2024

This Supplement updates certain information in the Prospectus for the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective June 21, 2024, the Fund’s Prospectus is amended as follows:

1.	The fee and expense table under the section Summary – Fees and Expenses on page 1 of the Fund’s Summary and Statutory Prospectuses is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.35%
Other Expenses	0.65%	0.65%
Acquired Fund Fees and Expenses (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses (including AFFE)[1]	1.32%	1.67%
Less Fee Waiver and Expense Reimbursement[2]	(0.63)%	(0.63)%
Total Annual Fund Operating Expense (After Fee Waiver and Expense Reimbursement)	0.69%	1.04%

[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]

Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least June 21, 2026 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

2.	The example table under the section Summary – Example on page 1 of the age 1 of the Fund’s Summary and Statutory Prospectuses is deleted in its entirety and replaced with the following:

	1 Year	3 years	5 years	10 years
Standard Class	$70	$290	$599	$1,476
Service Class	$106	$400	$785	$1,867

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE